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                                                                    Exhibit 10.8

                       ADVANCED ENGINE TECHNOLOGIES, INC.
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                               FIRST AMENDMENT TO
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                            2000 STOCK INCENTIVE PLAN
                            -------------------------

     The 2000 Stock Option Plan previously approved and implemented by the Board of Directors of Advanced Engine Technologies, Inc. (AET), pursuant to unanimous vote of the Board of Directors at a Special Meeting of the Board of Directors, is hereby amended as follows:

     Paragraph 3 of the "2000 Stock Incentive Plan" is hereby deleted in its entirety, and the following substituted paragraph 3 is hereby inserted and substituted in its place as though fully set forth, from inception, in the "2000 Stock Incentive Plan":

          "3. Stock Subject to the Plan. Subject to the provisions of
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          Section 13 of the Plan, the maximum aggregate number of
          Shares which may be issued under the Plan will be Ten Million (10,000,000) Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, or if a Stock Award shall be cancelled or surrendered or expire for any reason without having been received in full, the Shares that were not purchased or received which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). If the Company reacquires Shares which were issued pursuant to the exercise of an Option or grant of a Stock Award, however, those reacquired Shares will not be available for future grant under the Plan."

     The undersigned, as Secretary of AET, hereby certifies by his signature set forth below that this Amendment was approved and adopted by the full Board of Directors of AET, as the "Administrator" of the "2000 Stock Incentive Plan", at the properly noticed and held Special Meeting of the Board of Directors of AET which took place on March 22, 2001, at the corporate headquarters of AET located at 11150 W. Olympic Boulevard, Suite 1050, Los Angeles, California.

DATED: March 23, 2001                   ADVANCED ENGINE TECHNOLOGIES, INC.



                                        By: /s/ M. Neil Cummings
                                           -------------------------------------
                                           M. Neil Cummings, Secretary

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